                                                                    EXHIBIT 10.6


      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                               WEBSIDESTORY, INC.

                              ____________ SHARES(1)
                             (subject to adjustment)



      This Warrant is issued to [_________________] (including any permitted transferee hereunder, "Purchaser") by WEBSIDESTORY, INC., a Delaware corporation (the "Company"), on February 1, 2006, (the "Warrant Issue Date"). This Warrant is initially being issued pursuant to the terms of that certain Agreement and Plan of Merger dated as of February 1, 2006 by and among the Company, VS Acquisition, LLC, Visual Sciences, LLC and Ned Scherer(the "Merger Agreement") as part of the consideration payable to Purchaser pursuant to the Merger Agreement.

      1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, Purchaser is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify Purchaser in writing), to purchase from the Company _______________________ (________)(2) fully paid and nonassessable shares of common stock of the Company, par value $0.001 per share (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 9 hereof.


     (1)This number to be inserted on the Closing Date and will be the holder's pro rata share of $20,000,000/the Parent Common Stock Price (as defined in the Merger Agreement) rounded up or down to the nearest whole share.


     (2) See Footnote 1.

      2. Exercise Price. The purchase price for the Shares shall be equal to $_____(3) per share, as adjusted from time to time pursuant to Section 9 hereof (the "Exercise Price").


      3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. (PDT) on July 31, 2007 (the "Expiration Date"), subject to extension of such term under the provisions of Section 5(e) hereof.

      4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, Purchaser may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

            (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

            (b) the payment in cash or by certified or official bank check payable to the order of the Company in an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

      5. Right to Convert Warrant into Stock: Net Issuance.

            (a) Right to Convert. In addition to and without limiting the rights of Purchaser under the terms of this Warrant, Purchaser shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 5, and subject to adjustment pursuant to Section 9, at any time or from time to time during the term of this Warrant, subject to the terms of subsection 5(d) hereof. Upon exercise of the Conversion Right with respect to a particular number of shares of Common Stock subject to this Warrant, the Company shall deliver to Purchaser (without payment by Purchaser of any Exercise Price or any cash or other consideration) that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (X) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection 5(b) hereof), which value shall be determined by subtracting (A) the aggregate Exercise Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date by (Y) the fair market value of one share of Common Stock on the Conversion Date.

            Expressed as a formula, such conversion shall be computed as follows:

--------------

(3) See Footnote 1.

X        =       B-A
                 ----
                  Y

where:           X = the number of shares of Common Stock that may be issued to holder


                 Y = the fair market value (FMV) of one share of Common Stock

                 A = the aggregate Warrant Price (Converted Warrant Shares x
                     Exercise Price)

                 B = the aggregate FMV (i.e., FMV x Converted Warrant Shares)

            (b) Method of Exercise. The Conversion Right may be exercised by Purchaser by the surrender of this Warrant at the principal office of the Company, together with the Notice of Exercise in the form attached hereto, duly completed and executed and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date") at the election of Purchaser. Certificates for the Shares issuable upon exercise of the Conversion Right and, if applicable, a new Warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to Purchaser within thirty (30) days following the Conversion Date.

            (c) Determination of Fair Market Value. For purposes of this Section 5(c), "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall be deemed to be the average of the closing prices of the Company's Common Stock as reported by the NASDAQ National Market or such other securities exchange or automated quotation service upon which the Company's Common Stock is then listed or quoted for trading, for the five trading-day period ending one business day prior to the Determination Date.

            (d) Repayment of Senior Note. Purchaser shall not have the right to exercise its Conversion Right so long as the Senior Note (as defined in the Merger Agreement) issued by the Company to Purchaser as partial consideration payable to Purchaser under the terms of the Merger Agreement has not been repaid in full by the Company pursuant to the terms of section 1 of the Senior Note.

            (e) In the event Purchaser is unable to exercise its Conversion Right on the Expiration Date because of restrictions contained in the Company's insider trading policy or any applicable federal or state securities laws (collectively, the "Trading Restrictions"), then the exercise period of this Warrant shall be automatically extended by ten
      (10) business days from the date the Trading Restrictions are no longer applicable.

      6. Partial Exercise. Upon a partial exercise of this Warrant, this Warrant shall be surrendered by Purchaser and replaced with a new Warrant of like tenor in which the number of Shares issuable upon exercise or conversion of such new Warrant shall be equal to the number of Shares originally issuable under this Warrant, less the number of Shares issued pursuant to all previous partial exercises of this Warrant, less the number of Converted Warrant Shares previously surrendered upon partial conversion of this Warrant. In no event shall the cumulative number of Shares issued upon all exercises and conversion (as adjusted pursuant to Section 9) of this Warrant exceed the number of Shares originally issuable under this Warrant.

      7. Certificates for Shares. Upon the exercise of the purchase rights or Conversion Rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with the appropriate restrictive legends substantially similar to the legend appearing on the first page hereof, if applicable, pursuant to Section 13 hereof), and in any event within ten (10) days after the delivery of the items referenced in Section 4 above.

      8. Issuance of Shares.

            (a) The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant in exchange for the Exercise Price therefor or the Conversion Right contained herein, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.


            (b) The Company shall use its commercially reasonable efforts to cause the Shares issuable upon exercise of the Warrant to be listed for trading on any securities exchange on which the Common Stock is at the time listed, and shall deliver such notices as may be required by such exchange in connection with any such issuance.

            (c) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock such number of shares of Common Stock as shall from time to time be the maximum number of shares of Common Stock which may then be deliverable upon the exercise in full of the Warrant. The Company shall from time to time, subject to and in accordance with the corporate law of the State of Delaware (or its then-current jurisdiction of incorporation or organization, if other than Delaware), increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to enable it to satisfy its obligations to issue shares of Common Stock upon exercise in full of the Warrant.


      9. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price or the Conversion Rights contained herein shall be subject to adjustment from time to time as follows:

            (a) Subdivisions, Combinations and Other Issuances. If the
Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

            (b) Extraordinary Transactions. In case the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, or any recapitalization of the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 9(a) above)) in which the previously outstanding Common Stock of the Company shall be changed into or, pursuant to the operation of law or the terms of the transaction to which the Company is a party, exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing, then, as a condition of the consummation of such transaction, lawful and adequate provision shall be made so that Purchaser shall have the right at any time prior to the expiration of this Warrant to exercise its Conversion Right or to purchase, in lieu of the shares of Common Stock issuable upon exercise of this Warrant, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities, money and property receivable upon such merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Common Stock of the Company or other transaction contemplated by this Section 9(b), by a holder of the same number of shares of Common Stock as were purchasable by Purchaser immediately prior to such transaction, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. Upon completion of such transaction, the Company shall cause the surviving, successor or purchasing corporation or entity, as the case may be (if not the Company), to issue a Supplemental Warrant so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 9(b).


            (c) Limitations on Adjustment. Notwithstanding anything to the contrary herein, in no event shall the Exercise Price be adjusted to be lower than the par value of the Common Stock. This Section 9 shall not apply to rights issued by the Company under a shareholder rights plan (i.e., a "poison pill"), including without limitation, upon the adoption of such shareholder rights plan, the distribution of rights thereunder, the detachment of such rights from the Company's Common Stock (including upon a "distribution date" or a "flip-in" thereunder), such rights becoming exercisable under the shareholder rights plan, the termination or redemption of such rights, or upon any similar events under such shareholder rights plan. If the Company adopts such a shareholder rights plan, the rights plan shall provide that rights thereunder shall be issued in respect of the shares of Common Stock issued upon exercise of the Warrant prior to the expiration or termination of such shareholder rights plan or the rights thereunder.

      10. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

      11. No Stockholder Rights. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

      12. Transfers of Warrant.

            (a) The Company shall maintain at its principal office a register with respect to the Warrant and shall record therein the name and address of the registered holder thereof, to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of such holder, and the particulars of all transfers, exchanges and replacements of the Warrant. The Company shall record on such register any and all transfers of the Warrant by or for the registered holder, in form reasonably satisfactory to the Company, in order to maintain an accurate record of the holder thereof. Each Warrant, whether issued originally or upon transfer, exchange or replacement, shall be registered in the Company's register on the date of execution thereof by the Company. The registered holder of the Warrant shall be that Person in whose name the Warrant has been so registered by the Company. The registered holder shall be deemed the owner of this Warrant for all purposes.

            (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will issue a new Warrant, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Warrant.

            (c) Subject to Purchaser's compliance with all applicable state and Federal securities laws, this Warrant may be transferred in whole (but not in part), upon ten (10) days' prior written notice by Purchaser to the Company of such proposed transfer, to any Person that (i) does not compete with the Company Business (as defined below), (ii) does not beneficially own, directly or indirectly, more than 5% of any class of any debt or equity investment in any Person that competes with the Company Business, and (iii) is an "accredited investor," as defined under Rule 501(a) promulgated under the Securities Act of 1933, as amended. Purchaser shall pay any and all transfer taxes and other governmental charges imposed on any such transfer. Notwithstanding the foregoing, Purchaser acknowledges and agrees that it has no present intention or plan to dissolve Purchaser or to distribute or otherwise transfer to its members this Warrant, or any of the shares of Common Stock issuable upon exercise of such Warrant, or any interest(s) in any of the foregoing. Purchaser shall not adopt any resolutions relative to, nor otherwise undertake, any distribution or other transfer, directly or indirectly, of this Warrant, or of any of the shares of Common Stock issuable upon exercise of such Warrant, or of any interest(s) in any of the foregoing, to Purchaser's members (or the then-equivalent) until after the one-year anniversary of the issuance of such Warrant or Common Stock, as applicable, and then only in compliance with the Securities Act and the Exchange Act and all laws, rules and regulations thereunder. "Company Business" means the design, development, marketing, sales, service or support of software or services that provide online surveys, search-engine management, bid management, enterprise analytics, web analytics, analysis of online behavior, internet search or content management or analyses or management of online promotions, as well as any related business, product or service under active consideration by the Company or any of its Subsidiaries or by Visual Sciences, LLC or any of its Subsidiaries as of the date of transfer of this Warrant.

      13. Compliance with the Securities Act; Disposition of Warrant or Shares.

            (a) Compliance with Act. Without limiting Section 12 hereof, the holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any such Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. The certificates representing the Shares issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

      Said legend shall be removed by the Company, upon the request of a holder thereof, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, Purchaser specifically represents to the Company by acceptance of this Warrant as follows:

                  (1) Purchaser is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. Purchaser is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act.

                  (2) Purchaser understands that this Warrant has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                  (3) Purchaser further understands that this Warrant must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act.

                  (4) Purchaser is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

            (b) Application to Transfers. Each certificate representing the Shares transferred by a holder hereof shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless such holder provides an opinion of counsel, reasonably acceptable to the Company, that such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

      14. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and Purchaser and their respective successors and assigns.


      15. Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Warrant shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission addressed as follows:

                                    if to the Company, to:

                                    WebSideStory, Inc.
                                    10182 Telesis Court, 6th Floor
                                    San Diego, CA 92121
                                    Attention:  General Counsel
                                    Facsimile:  (858) 546-0480



                                    if to Purchaser, to the address set forth on the signature page hereto;


or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 15. Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the first Business Day after the date when sent, (iii) in the case of mailing, on the third Business Day following that day on which the piece of mail containing such communication is posted and (iv) in the case of facsimile transmission, the date of telephone confirmation of receipt.

      16. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by Purchaser and the Company.

      17. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

      18. Governing Law. This Warrant shall be governed by the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                           THE COMPANY

                                           WEBSIDESTORY, INC.



                                           By:_______________________________
                                           Name: ____________________________
                                           Title:   _________________________




                                           PURCHASER



                                           By:_______________________________
                                           Name: ____________________________
                                           Title:   _________________________


                                           Address:

                                            _________________________________
                                            _________________________________
                                            _________________________________

                               NOTICE OF EXERCISE

To:  WebSideStory, Inc.

            The undersigned pursuant to the provisions set forth in the attached Warrant, hereby elects to:

            (A) purchase __________ shares of Common Stock of WebSideStory, Inc. pursuant to the terms of the attached Warrant and payment of the Exercise Price per share of $_____ required under such Warrant accompanying this notice; or

            (B) convert ___ Converted Warrant Shares into that number of shares of fully paid and nonassessable shares of Common Stock, determined pursuant to the provisions of Section 5 of the Warrant.

            The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                WARRANTHOLDER:


                                By:_______________________________


                                Name:______________________________



                                Address:

                                ___________________________________
                                ___________________________________
                                ___________________________________



  Date:__________________